UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                  AMENDMENT 1

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                                 OZOLUTIONS INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:


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                                 OZOLUTIONS INC.
                          30 DENVER CRESCENT, SUITE 200
                        TORONTO, ONTARIO, CANADA M2J 1G8
                            TELEPHONE (416) 490-0254

                                November 5, 2004

To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, September 29, 2004 that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of a resolution which will change our domicile from Delaware to Nevada.

     The board of directors will submit a proposal to change the state of incorporation of Ozolutions Inc. from Delaware to Nevada. If approved by at least a majority of the votes cast by holders of our outstanding common stock, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Delaware to the State of Nevada and will also result in the adoption of new articles of incorporation and bylaws for Ozolutions Inc., which will govern us under Nevada law. If approved by the stockholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about November 25, 2004 or as soon as practicable after the meeting.

     The change of domicile is intended, among other things, to enable us to take advantage of a more favorable tax structure and the flexibility of corporate law in Nevada.

     Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding stockholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of Ozolutions Inc. or our stockholders.

     For a summary of the principal income tax consequences of the change of domicile to United States stockholders and Ozolutions Inc., see "Federal Income Tax Considerations" contained in the accompanying information statement.

     If the change of domicile is completed, our stockholders will be required to surrender their current certificates representing common stock in exchange for certificates representing the appropriate number of shares of International Development Corp., as a Nevada corporation. Appropriate transmittal forms will be sent to the stockholders for these purposes.

     The information statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

     For the reasons set forth in the information statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of Ozolutions Inc. and all of its stockholders.

     We appreciate your continued interest in Ozolutions Inc.

                                        Very truly yours,

                                        /s/  Max  Weissengruber

                                        Max  Weissengruber
                                        President


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
                                 OZOLUTIONS INC.
                          30 DENVER CRESCENT, SUITE 200
                        TORONTO, ONTARIO, CANADA M2J 1G8
                            TELEPHONE (416) 490-0254

                              INFORMATION STATEMENT

     This information statement is furnished at the close of business on September 29, 2004, the record date, to the holders of record of the outstanding common stock of Ozolutions Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the holders of those persons holding a majority of the votes of our stock intend to take by written consent on November 25, 2004. The holders of a majority of the votes of our stock intend to vote in favor of a change in our domicile from the State of Delaware to the State of Nevada.

     This information statement will be sent on or about November 5, 2004 to our stockholders of record who have not signed the majority written consent described herein.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on September 29, 2004 as the record date for determining the stockholders entitled to notice of the above noted action. The approval of the proposed change in domicile requires the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date at the time the vote is taken. As of the record date, 49,154,430 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. The quorum necessary to conduct business of the stockholders consists of a majority of the shares of the common stock issued and outstanding as of the record date.

     We have consenting stockholders, Betty-Ann Harland, our chairman, chief executive officer and a director, who holds, directly and by proxy, 21,000,000 shares of our common stock, Patrick Sweeney, who holds 179,705 shares of our common stock, Mike Borelli, who holds 369,000 shares of our common stock, Brian Robertson our chief financial officer, who holds 1,052,440 shares of our common stock, Margaret Robertson, the wife of Brian Robertson, our chief financial officer, who holds 164,106 shares of our common stock, Liane Robertson, who holds 475,000 shares of our common stock, Bill Kloepfer, who holds 492,160 shares of our common stock, Elizabeth Hansen, who holds 420,000 shares of our common stock, Poas Consultores S.A., who holds 412,400 shares of our common stock, DCL Inversionista S.A., who holds 684,660 shares of our common stock, Turbo Consultores S.A., who holds 471,200 shares of our common stock, E & L
Consultores S.A., who holds 265,500 shares of our common stock, and Arenal Holdings S.A., who holds 510,000 shares of our common stock. Together, our consenting stockholders hold 26,496,171 shares of our common stock which number exceeds the majority of the issued and outstanding shares of our common stock.

     Our consenting stockholders will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     ACCORDINGLY, WE ARE NOT ASKING OUR STOCKHOLDERS FOR A PROXY AND STOCKHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to


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
any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     Delaware law provides for a right of a stockholder to dissent to the proposed merger and obtain appraisal of or payment for such stockholder's shares. See "Change of Domicile - Dissent Rights of Our Stockholders."

                               CHANGE OF DOMICILE

PLAN OF MERGER

     We are proposing to change our state of incorporation from Delaware to Nevada by means of a merger permitted under the corporate statutes of both states. The merger will be between Ozolutions Inc., a Delaware corporation, and International Development Corp., a Nevada corporation, organized by us for the specific purpose of the change of domicile. A copy of the special resolution authorizing the change of domicile to be voted on by our stockholders is contained in Attachment A. The merger will be consummated pursuant to a Plan of
             ------------
Merger, a copy of which is contained in Attachment B.  Copies of the articles of
                                        ------------
incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that Ozolutions Inc. will merge into International Development Corp. Following the merger, International Development Corp. will be the surviving entity.

     International Development Corp. is a newly formed corporation with one share of common stock issued and outstanding held by Betty-Ann Harland, our chairman, chief executive officer and a director, with only minimal capital.
The terms of the merger provide that the currently issued one share of the common stock of International Development Corp. held by Ms. Harland will be cancelled. As a result, following the merger, our current stockholders will be the only stockholders of the newly merged corporation.

     The change of domicile will not interrupt the existence of Ozolutions Inc. Each share of our common stock will remain issued and outstanding as a share of the common stock of International Development Corp. after the change of domicile from Delaware to Nevada. For a summary of certain of the rights of stockholders of Ozolutions Inc. before and after the change of domicile, see "Change of Domicile - Effect of the Change of Domicile on Stockholder Rights."

     Officers and Directors. Our board of directors currently consists of five members, Betty-Ann Harland, Max Weissengruber, Douglas Robertson, Robert W. Gingell, and Arthur N. Kelly. Upon the change of domicile, our board of directors will consist of the same individuals who are currently the directors of Ozolutions Inc., and who are named as the directors in the articles of incorporation filed pursuant to our change of domicile into Nevada. Additionally, immediately following the change of domicile, our officers will be Betty-Ann Harland, chairman and chief executive officer, Max Weissengruber, president and chief operating officer, and Brian Robertson, chief financial officer. See "Management - Executive Officers and Directors."

     Exchange of Share Certificates. As soon as practicable on or after the change of domicile, our stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

     After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted.


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
     After the change of domicile but before a certificate representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Nevada corporation into which such common stock was converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder's instructions for transfer or exchange.

     Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person's rights as a stockholder, as such stockholder's certificates representing common stock following the change of domicile will represent the number of shares of our common stock as a Nevada corporation into which such common stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

CONDITIONS TO THE CHANGE OF DOMICILE; STOCKHOLDER APPROVALS

     Change of Domicile. The change of domicile is subject to, among other things:

- The approval by our stockholders of the special resolution authorizing the change of domicile (a copy of which is contained in Attachment A) by the
                                                         ------------
     affirmative vote of at least the majority of our common stock issued and outstanding on the record date;

-    The filing of Articles of Merger with the Secretary of State of Nevada; and

- The filing of a Certificate of Merger with the Secretary of State of Delaware.

     Notwithstanding the requisite stockholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further stockholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our stockholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

FILING OF ARTICLES OF MERGER

     The change of domicile is subject to filing of Articles of Merger with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes and the Certificate of Merger with the Secretary of State of Delaware pursuant to the Delaware General Corporation Law. When the special resolution is passed by the requisite number of holders of the shares of our common stock, we intend to file the Articles of Merger and the Certificate of Merger.

     Under the Delaware General Corporation Law and the Nevada Revised Statutes, when the merger takes effect:

- Every other entity that is a constituent entity (in our case, Ozolutions Inc., a Delaware corporation) merges into the surviving entity (International Development Corp.) and the separate existence of every entity except the surviving entity ceases;

- The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

- The surviving entity has all of the liabilities of each other constituent entity;

- A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

- The articles of incorporation of the surviving entity are amended to the extent provided in the plan of merger; and


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
- The stockholders' interests of each constituent entity that are to be converted into stockholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Chapters 92A.300 to 92A.500, inclusive, of the Nevada
     Revised Statutes and Section 262 of the Delaware General Corporation Law dealing with dissenter's rights.

     Resales of Our Common Stock. Pursuant to Rule 145 under the Securities Act of 1933, the merger of Ozolutions Inc. as a Delaware corporation into a Nevada corporation and the exchange of our shares of common stock in the Delaware corporation into the shares of the common stock of the Nevada corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the change of domicile.

     Accounting for the Transaction. Upon consummation of the change of domicile, the historical financial statements of the Delaware company will become the historical financial statements of the Nevada company. Total stockholders' equity will be unchanged as a result of the change of domicile.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

     We have chosen to change our state of incorporation in order to take advantage of several features of Nevada corporate law which are expected to help us reduce our taxes and to facilitate our corporate actions. A comparison of Nevada and Delaware law follows:

- Corporations domiciled in Nevada do not pay a franchise tax or a corporate income tax. Delaware imposes a corporate income tax.

- Under Nevada law, unless otherwise provided in the articles of incorporation, a corporation that desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change, except as otherwise provided in subsections 2 and 3 of Chapter 78.207 of the Nevada Revised Statutes, may do so by a resolution adopted by the board of directors, without obtaining the approval of the stockholders. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased. After the effective date and time of the change, the corporation may issue its stock in accordance therewith.

     The second bullet point above is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a stockholders' meeting in order to change our authorized shares. We must be able to quickly deal with situations calling for us to modify our capital structure.

EFFECT OF CHANGE OF DOMICILE ON STOCKHOLDER RIGHTS

     On the effective date of the merger resulting in our change of domicile, Ozolutions Inc. will be deemed incorporated under the Nevada Revised Statutes. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Articles of Merger. The following summary describes the material consequences of the change of domicile to our stockholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive and is qualified in its entirety by reference to our current articles of incorporation and bylaws, and the proposed new articles of incorporation and bylaws. The text of the proposed articles of incorporation and bylaws are included in this information statement as exhibits to the Plan of Merger described in Attachment B. A copy of our current articles of incorporation,
               -------------
bylaws, the Delaware Statutes, and the Revised Nevada Statutes will be available for reference by the stockholders of Ozolutions Inc. or their legal advisers at our registered office.


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
     Capital Structure. Under our proposed articles of incorporation, the total number of shares of capital stock that we will have the authority to issue is 900,000,000 consisting of 800,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. Under our current articles of incorporation, Ozolutions Inc. presently has the authority to issue only 50,000,000 shares of common stock, par value $0.001 per share and no shares of preferred stock.

     Common Stock. Currently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Following the change of domicile, the holders of our common stock will have the same voting rights. Also, our stockholders do not have and will not have cumulative voting rights. Following the change in domicile, subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock will be entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of our liquidation, dissolution, or winding up, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. The holders of our common stock do not have and will not have following the change of domicile any preemptive or conversion rights or other subscription rights and there are not now nor will there be any redemption or sinking fund provisions applicable to our common stock.

     Preferred Stock. Following the change of domicile, in accordance with the Nevada Revised Statutes, our board of directors will have the authority to fix the number of shares of preferred stock and the designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The holders of our preferred stock will have no preemptive or cumulative voting rights.

     Following the change of domicile, we will have the authority to issue shares of our preferred stock with the rights and preferences as those established by our certificate of designation of Series A preferred stock, contained in Attachment C to this information statement.
               -------------

     Authorizing 800,000,000 shares of common stock and the authorizing of series of preferred stock would give the board of directors the express authority, without further action of the shareholders, to issue common stock or preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock or preferred stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     Issuance of Additional Shares. Following the change of domicile, we have no plans to issue any additional shares of common stock or any shares of our newly authorized preferred stock.

     The proposed increase in the authorized number of shares of common stock and the authorization of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the company.

     The proposed change in our capital structure is not being made by us in response to any known accumulation of shares or threatened takeover. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     Stockholder Consent in Lieu of Meeting. Under both the Delaware Statutes and the Nevada Revised Statutes, stockholder action may be taken without a meeting if stockholders holding the requisite voting power execute a consent. Our proposed articles of incorporation provide that our stockholders may take action if stockholders holding the requisite voting power execute a consent in lieu of a meeting, if the action to be taken by written consent has been approved in advance by our board of directors.

CERTAIN PROVISIONS OF OUR PROPOSED ARTICLES OF INCORPORATION AND BYLAWS

     General. Provisions of our articles of incorporation and bylaws concern matters of corporate governance and the rights of our stockholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further stockholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our stockholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some stockholders may deem to be in their best interests.

     Board of Directors. Our business and affairs will continue to be managed under the direction of our board of directors, which currently consists of five members. The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

     Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director's successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member.
There  is  no  limit  on  the  maximum  size  of  our  board.

     Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

     Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

     Meetings of Stockholders. Our articles of incorporation will provide that a special meeting of our stockholders may only be called by:

-    Our president;

- The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

-    Our board of directors by means of a duly adopted resolution.

     Special stockholder meetings may not be called by any other person or in any other manner. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting. Our articles of incorporation do not permit our stockholders to take an action by written consent unless the action to be taken and the taking of that action by written consent have been approved in advance by our board of directors.

     Limitation of Liability. Our articles of incorporation will provide that any director or officer shall not be personally liable to us or our stockholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless:

- It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law; or

- Such person is a director liable under Section 78.300 of the Nevada Revised Statutes for the payment of an improper distribution by us to our stockholders.

     Indemnification. Our articles of incorporation will provide that we shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by us or in our right, by reason of the fact that he is or was a director, officer, employee, or agent of our company, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

     Further, our proposed articles of incorporation will permit us to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by us or in our right, to procure a judgment in our favor by reason of the fact that he is or was a director, officer, employee, or agent of our company, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

     However, we will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to us, unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

     Our proposed bylaws will contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our company under the indemnification provisions, or otherwise, we are aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     Permitted Combinations. Our proposed articles of incorporation will expressly provide that we will not be governed by Nevada Revised Statutes 78.411 to 78.444, inclusive, which means that we are not subject to the restrictions contained in the NRS applicable to mergers and other forms of combinations with holders of 10 percent or more of our stock.

     Amendment of Bylaws. Under our proposed articles of incorporation, our proposed bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

     DISSENT RIGHTS OF OUR STOCKHOLDERS

     Under Delaware law, our stockholders are entitled, after complying with certain requirements of Delaware law, to dissent to the approval of the merger, pursuant to Section 262 of the Delaware General Corporation Law and to be paid the "fair value" of their shares of Ozolutions Inc. common stock in cash by complying with the procedures set forth in Section 262 of the Delaware General Corporation Law. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Section 262 of the Delaware General Corporation Law and is qualified in its entirety by reference to such provisions, which are contained in Attachment D to this information
                                                ------------
statement.

     Under Delaware law, if you do not wish to accept the cash payment provided for in the merger agreement, you have the right to dissent from the merger and to receive payment in cash for the fair value of your shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect their rights. We will require strict compliance with the statutory procedures.

     The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights.

     Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the special meeting to vote on the merger. A copy of Section 262 must be included with such notice. This information statement constitutes our notice to our stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Attachment D to this information statement since failure to timely and
    -------------
properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

     If you elect to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions:

- You must deliver to us a written demand for appraisal of your shares of our common stock before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against adoption of the merger agreement. Voting against or failing to vote for adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262;

- You must not vote in favor of adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares of our common stock so voted and will nullify any previously filed written demands for appraisal.

     If you fail to comply with either of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of our common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of our common stock.

     All demands for appraisal should be addressed to Mr. Max Weissengruber at Ozolutions Inc., 30 Denver Crescent, Suite 200, Toronto, Ontario, Canada M2J 1G8, before the vote on the merger is taken at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of our common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his shares of our common stock.

     To be effective, a demand for appraisal by a holder of our common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his stock certificate(s) and cannot be made by the beneficial owner if he does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares.

     If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he is acting as agent for the record owner. A record owner, such as a broker, who holds shares of our common stock as a nominee for others, may exercise his right of appraisal with respect to the shares of our common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

     If you hold your shares of our common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

     Within 10 days after the effective date of the merger, we must give written notice that the merger has become effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger or consent to the merger. At any time within 60 days after the effective date, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his shares of our common stock. Within 120 days after the effective date, either we or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all stockholders entitled to appraisal. We have no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of any stockholder to file such a petition within the period specified could nullify previously written demands for appraisal.

     If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to us, we will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock. After notice to dissenting stockholders, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded payment for their shares to submit their certificates representing shares of our common stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

     After determination of the stockholders entitled to appraisal of their shares of our common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares of our common stock.

     In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more, the same or less than the value that you are entitled to receive under the terms of the merger agreement.

     Costs of the appraisal proceeding may be imposed upon us and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective date; however, if no petition for appraisal is filed within 120 days after the effective date of the merger, or if the stockholder delivers a written withdrawal of his demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for his shares of our common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the successor corporation and must, to be effective, be made within 120 days after the effective date.

     In view of the complexity of Section 262, stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisers.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the change in our domicile.

     The board of directors recommends a vote FOR approval of a change in our domicile. The proposed change in our domicile was approved by a vote of our directors on October 25, 2004.

     Information regarding the beneficial ownership of our common stock by management and the board of directors is noted below.


                            INTENTIONALLY LEFT BLANK.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information concerning the directors and executive officers of Ozolutions Inc. as of the date of this information statement:

            NAME        AGE                 POSITION                  POSITION HELD SINCE
     -----------------  ---  ---------------------------------------  -------------------
     Betty-Ann Harland  52   Chairman, Chief Executive Officer, and          2004
                                            Director
     Max Weissengruber  66   President, Chief Operating Officer, and         2000
                                            Director
      Brian Robertson   62           Chief Financial Officer                  N/A

     Douglas Robertson  66                  Director                         2001

     Robert W. Gingell  53                  Director                         2004

      Arthur N. Kelly   43                  Director                         2004

     Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers. See "Certain Provisions of Our Articles of Incorporation and Bylaws" for the manner of election and term of office of our directors.

     We may employ additional management personnel as our board of directors deems necessary. We have not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

     A description of the business experience during the past several years for each of our directors and executive officers is set forth below.

     Betty-Ann Harland has 31 years of experience in a variety of senior management positions. Prior to becoming our chief executive officer, she was vice-president of Ameri-can Equipment Sales and Leasing. Prior to joining Ameri-can Equipment Sales and Leasing, she fulfilled a number of significant managerial responsibilities in the automotive industry. From 1988 to 1993, she worked in finance and insurance and sales consulting for Decarie Motors, a Montreal luxury car dealer carrying Jaguar, Rolls Royce, Bentley and Range Rover product lines. From 1994 until 1995, she was a finance and insurance specialist for Addison Bay, a Toronto Cadillac, Pontiac, and Buick dealer.

     Max Weissengruber has served as our president since April, 2000. From 1980 to 1984, he was a manager of consulting services for KPMG, a world wide professional consulting firm specializing in business advice fro small and medium sized companies. He then joined Wilson Learning International as director of marketing specializing in sales and customer service consulting for firms such as General Motors and IBM. In 1993 he became managing partner and owner of Acris Partners, a marketing and consulting firm specializing in employee surveys and marketing communications and sales training programs. A graduate in Behavioral Sciences from Michigan State University, he has taught Organizational Behaviour at the University of Toronto and Entrepreneurial Studies for the MBA Program at the Canadian School of Management in Toronto.

     Brian Robertson, a Chartered Accountant, is responsible for our financial management, preparation of all financial reports, forecasts and budgets as well as assuring financial compliance with all regulatory authorities and liaison with auditors. In 1959, he joined Touche Ross & Co. and obtained his Chartered Accountant's degree in 1964. In 1982, he became an investment advisor for a national investment dealer and in 1988, he became a vice-president and director of Continental Securities Limited. During the 1990's, he was self-employed as a business and financial consultant to a number of different business enterprises. In 2000, he was instrumental in founding

Ozolutions Inc. where he continued to act as a financial consultant and business advisor in the development of our water treatment business.

     Douglas R. Robertson, has served as our chief financial officer from July 2003 until September 23, 2004. Mr. Robertson has been general manager of MTL Trading of Toronto, Ontario since May 2001. MTL Trading is engaged in the business of buying and selling meat and poultry products. For over five years prior to May 2001, Mr. Robertson was the president and owner of Robertson Foods of Toronto, Ontario, a company engaged in the business of exporting pork, beef and poultry.

     Robert W. Gingell has been an account specialist for Wesco Distribution of Hamilton, Ontario, since 2003 until the present. From 2001 until 2003, he was a technical sales representative for Siemens Westinghouse Technical Services in Toronto, Ontario. From 1999 until 2001, he was senior account manager for Ainsworth Inc., Toronto, Ontario. From 1994 until 1999, he was a sales manager for G. E. Canada - Power Systems Division, Burlington, Ontario.

     Arthur N. Kelly has 18 years of marketing, sales and management experience and is currently vice president of sales-North America for ELTEK Energy where he is responsible for the development and growth of all ELTEK Energy sales in the U.S. and Canadian markets. He attended Concordia University in Montreal where he earned his Bachelor of Business Administration degree. Mr. Kelly held various sales and management positions with Marconi Communications from 1988 to 2001 where he was responsible for sales of power generation and communication supplies to major North American communications companies. Mr. Kelly was sales manager for S.N.P. Associates in France from 1986 to 1988 and also district sales manager for Pylon Electronics in Montreal from 1985 to 1986.

                            FEDERAL TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of International Development Corp. as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

     This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or our stockholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

- No gain or loss should be recognized by the stockholders of Ozolutions Inc. upon conversion of their common stock into common stock of the Nevada company pursuant to the change of domicile;

- The aggregate tax basis of the common stock received by each stockholder of Ozolutions Inc. in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

- The holding period of our common stock received by each stockholder of Ozolutions Inc. in the change of domicile should include the period during which the stockholder held his common stock converted therefor, provided such common stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

- Ozolutions Inc. should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

     Ozolutions Inc. has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of
Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under
Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

                             PRINCIPAL STOCKHOLDERS

     The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                                    COMMON SHARES BENEFICIALLY
                                                                    --------------------------
                                                                              OWNED(2)
                                                                              --------
     NAME OF BENEFICIAL OWNER(1)                                       NUMBER        PERCENT
     -------------------------------------------------------------  -------------  -----------
     Betty-Ann Harland (3) . . . . . . . . . . . . . . . . . . . .     15,000,000        30.51
     Max Weissengruber . . . . . . . . . . . . . . . . . . . . . .            -0-          -0-
     Brian Robertson (4) . . . . . . . . . . . . . . . . . . . . .      1,726,546         3.51
     Douglas Robertson . . . . . . . . . . . . . . . . . . . . . .            -0-          -0-
     Robert W. Gingell . . . . . . . . . . . . . . . . . . . . . .            -0-          -0-
     Arthur N. Kelly . . . . . . . . . . . . . . . . . . . . . . .            -0-          -0-
                                                                    -------------  -----------
     All directors and executive officers as a group (six persons)     16,726,546        34.02
                                                                    -------------  -----------
     Non officer and directors five percent stockholders:
     1421209 Ontario Limited . . . . . . . . . . . . . . . . . . .      6,000,000        12.21
                                                                    -------------  -----------
     Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22,726,546        46.23
                                                                    =============  ===========

_______________
(1) Unless otherwise indicated, the address for each of these stockholders is c/o Ozolutions Inc., 30 Denver Crescent, Suite 200, Toronto, Ontario, Canada M2J 1G8. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this Information Statement, there were issued and outstanding 49,154,430 shares of our common stock.
(3) Ms. Harland also has proxies to vote 6,000,000 shares of our common stock granted by 1421209 Ontario Limited.
(4) Mr. Robertson owns directly 1,052,440 shares of our common stock and his wife, Margaret Robertson, owns 164,106 shares of our common stock. Mr. Robertson is a controlling shareholder of Arenal Holdings S.A., which owns 510,000 shares of our common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CHANGE OF CONTROL

     On September 23, 2004, Betty-Ann Harland acquired 15,000,000 shares of our common stock, which represented 30.51 percent of our issued and outstanding common stock. In addition, Ms. Harland has proxies to vote 6,000,000 shares of our common stock, granted by 1421209 Ontario Limited. The proxies expire on February 1, 2005. Ms. Harland was elected as our chairman of the board, chief executive officer and director on September 23, 2004.

          On October 12, 2004, 1421209 Ontario Limited granted to us an option to redeem 3,000,000 shares of our common stock, which are currently held in escrow, for a total sum of US $25,000.00, payable in two installments. The first installment of US$10,000 was paid by us on October 12, 2004, and the balance of US$15,000.00 is due on or before February 1, 2005. In the event that we do not pay the second installment of US$15,000.00, our option to redeem the 3,000,000 shares of our common stock will terminate. In any event, Betty-Ann Harland will retain her proxies to vote 6,000,000 shares of our common stock, granted by 1421209 Ontario Limited.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

     Our Annual Report on Form 10-KSB for the year ended August 31, 2003, and Financial Information from our Quarterly Reports for the Periods Ended November 30, 2003, February 29, 2004, as amended, and May 31, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended August 31, 2003 and a copy of our Quarterly Reports for the Periods Ended November 30, 2003, February 29, 2004, as amended, and May 31, 2004 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 30 Denver Crescent, Suite 200, Toronto, Ontario, Canada M2J 1G8, telephone (416) 490-0254.

                                        By Order of the Board of Directors,

                                        /s/  Max  Weissengruber
                                        Max  Weissengruber,
                                        President

                                  ATTACHMENT A
SPECIAL RESOLUTION APPROVING PLAN AND AGREEMENT OF MERGER AND CHANGE IN DOMICILE

          WHEREAS, it is in the best interests of the Company that it merge with and into International Development Corp., a Nevada corporation ("International Development Corp.") as set forth in that certain Plan and Agreement of Merger by and between the Company and International Development Corp, in the form contained in Attachment B (the "Plan of
                                                      ------------
     Merger") to the Company's information statement dated November 5, 2004, and

          WHEREAS, pursuant to the Plan of Merger, among other things, (a) the Company shall be merged with and into International Development Corp, to exist and be governed by the laws of the State of Nevada, (b) International Development Corp will be the surviving corporation, (c) the holders of shares of the common stock, par value $0.001 per share, of the Company shall be entitled to receive one share of the common stock, $0.001 par value per share, of International Development Corp for every share of the common stock of the Company held by the common stockholders of the Company; and the currently issued one share of the common stock of International Development Corp will be cancelled;

          NOW, THEREFORE, IT IS RESOLVED, that the Directors of the Company be, and they hereby are, authorized and directed to take whatever steps which may be necessary and to implement the Plan of Merger and to effectuate the merger and change of domicile approved herein.

                                  ATTACHMENT B
                                 PLAN OF MERGER

                      PLAN AND AGREEMENT OF MERGER BETWEEN
                    OZOLUTIONS INC. (A DELAWARE CORPORATION)
                                       AND
             INTERNATIONAL DEVELOPMENT CORP. (A NEVADA CORPORATION)

     OZOLUTIONS INC., a Delaware corporation ("Ozolutions") and INTERNATIONAL DEVELOPMENT CORP., a Nevada corporation ("International Development"), hereby agree as follows:

     1.  Plan  Adopted.  A  plan  of  merger  merging  Ozolutions  with and into
         -------------
International Development (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Section 252 of the Delaware General Corporation Law and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) Ozolutions shall be merged with and into International Development, to exist and be governed by the laws of the State of Nevada.

          (b) International Development shall be the Surviving Corporation (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of Ozolutions shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Ozolutions and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

          (e) The Surviving Corporation will carry on business with the assets of Ozolutions, as well as the assets of International Development.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Section 262 of the Delaware General Corporation Law.

          (g) The stockholders of Ozolutions will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of Ozolutions surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

          (i) The stockholders of International Development will keep their shares of the Surviving Corporation.

     2.  Effective Date. The effective date of the Merger (the "Effective Date")
         --------------
shall be the date of the filing of Articles of Merger for Ozolutions and International Development in the States of Delaware and Nevada.

     3.  Submission  to Stockholders. This Plan of Merger shall be submitted for
         ---------------------------
approval separately to the stockholders of Ozolutions and International Development in the manner provided by the laws of the States of Delaware and Nevada.

     4.  Manner  of  Exchange.  On  the  Effective  Date,  the  stockholders  of
         --------------------
Ozolutions shall surrender their stock certificates to Ozolutions in exchange for shares of the Surviving Corporation to which they are entitled.

     5. Basis of Exchange. The holders of shares of the common stock, $0.001 par
        -----------------
value per share, of Ozolutions shall be entitled to receive, in exchange for all the outstanding stock of Ozolutions, an amount of stock so that after the issuance thereof, such holders of Ozolutions will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share.

     6.  Shares of the Surviving Corporation Held by the Current Stockholders of
         -----------------------------------------------------------------------
International  Development. The presently outstanding shares of the common stock
--------------------------
of  International  Development  will  be  cancelled.

     7.  Directors  and  Officers.
         ------------------------

          (a) The present Board of Directors of Ozolutions shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of Ozolutions shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     8.  Articles  of  Incorporation.  The  Articles  of  Incorporation  of
         ---------------------------
International Development, existing on the Effective Date and reflecting the change of the corporate name to International Development Corp. and other provisions, a copy of which are attached hereto as Exhibit A and incorporated
                                                      ---------
herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.  Bylaws.  The  Bylaws  of  International  Development  existing  on  the
         ------
Effective Date, a copy of which is attached hereto as Exhibit B and incorporated
                                                      ---------
herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

          (a)  Copies of the Plan of Merger. A copy of this Plan of Merger is on
               ----------------------------
file at 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8, the principal offices of Ozolutions, and 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8, the principal offices of International Development. A copy of this Plan of Merger will be furnished to any stockholder of Ozolutions or International Development, on written request and without cost.

     10.  Contractual  Consents Needed. The parties to this Plan of Merger shall
          ----------------------------
have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     11.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Ozolutions, addressed to Max Weissengruber at 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8 and e-mail maxweissengruber@hotmail.com; and if to International Development, addressed to Max Weissengruber at 30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8 and e-mail maxweissengruber@hotmail.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12. Legal Construction. In case any one or more of the provisions contained
         ------------------
in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13.  Benefit.  All the terms and provisions of this Plan of Merger shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     14.  Law  Governing. This Plan of Merger shall be construed and governed by
          --------------
the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Nevada.

     15.  Perfection  of  Title.  The parties hereto shall do all other acts and
          ---------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     16. Cumulative Rights. The rights and remedies of any party under this Plan
         -----------------
of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.  Construction.  Whenever used herein, the singular number shall include
          ------------
the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     19.  Multiple  Counterparts.  This Plan of Merger may be executed in one or
          ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on October 25, 2004.

                                              OZOLUTIONS  INC.



                                              By
                                                --------------------------------
                                                Max Weissengruber, President


                                              INTERNATIONAL DEVELOPMENT CORP.



                                              By
                                                --------------------------------
                                                Max Weissengruber, President


Attachments:
-----------
Exhibit A - Articles of Incorporation of International Development Corp. Exhibit B - Bylaws of International Development Corp.

                                    EXHIBIT A
                          ARTICLES OF INCORPORATION OF
                        INTERNATIONAL DEVELOPMENT CORP.,
                              A NEVADA CORPORATION

                               SECRETARY OF STATE

                               [GRAPHIC  OMITED]
                                      SEAL

                                STATE OF NEVADA



                                CORPORATE CHARTER



I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that INTERNATIONAL DEVELOPMENT CORP. did on OCTOBER 22, 2004 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



        [GRAPHIC  OMITED]
              SEAL
                                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson
                                 City, Nevada, on OCTOBER 22, 2004.

                                 /s/ Dean Heller

                                     DEAN HELLER
                                 Secretary of State

                                 By   /s/

                                     Certification  Clerk

                                                          FILED # 28839-2004
[GRAPHIC  OMITED]                                                 ----------

DEAN HELLER
SECRETARY OF STATE
206 NORTH CARSON STREET
CANON CITY. NEVADA 89701-4299                                OCT 22 2004
(775)684 5708
WEBSITE: SECRETARYOFSTATE.BIZ

--------------------------------------------------------
               Articles of Incorporation
                (PURSUANT  TO  NRS  78)
--------------------------------------------------------

Important. Read attached Instructions before completing form.    ABOVE SPACE IS FOR OFFICE USE ONLY
----------------------------------------------------------------------------------------------------------------------
1. Name of
   --------
   Corporation                International  Development  corp.
   -----------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
2. Resident Agent             Capitol Corporate Services, Inc.
   --------------
   Name and Street            Name
   ---------------
   Address:                   202 South Minnesota                Carson City   NEVADA  89703
   --------
   (must be a Nevada address  Street Address                       City                Zip Code
   -------------------------
   where process may be
   --------------------
   served                     Optional Mailing Address             City         State   Zip Code
   ------
----------------------------------------------------------------------------------------------------------------------

3. Shares:
   -------
   (number of shares
    ----------------
   corporation                Number of shares                                          Number of shares
   -----------
   authorized to issue        with par value      900,000,000     Par value: $  $0.01   without par value    NONE
   -------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
4. Names &                    1. Betty-Ann Harland
   -------
   Addresses                     Name
   ---------
   of Board of                   30 Denver Crescent, Suite 200, Toronto       Ontario      Canada    M2J 1G8
   -----------
   Directors/ Trustees:          Street Address                               City         State     Zip Code
   --------------------
   (attached additional page
   -------------------------
   there is more than 3
   --------------------
   Directors                  2. Max Weissengruber
                                 Name
                                 30 Denver Crescent, Suite 200, Toronto       Ontario      Canada    M2J 1G8
                                 Street Address                               City         State     Zip Code

                              3. Douglas Robertson
                                 Name
                                 30 Denver Crescent, Suite 200, Toronto       Ontario      Canada    M2J 1G8
                                 Street Address                               City         State     Zip Code
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
5. Purpose:                   The purpose of this Corporation shall be:
   --------
   Optional- see instructions
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
6.  Names, Address            4. Norman T. Reynolds
    --------------
    And Signature of             Name
    ---------------
    Incorporator                 815 Walker St. Suite 1250                   Houston       TX        77002
    ------------
    (attach additional page      Street Address                               City         State     Zip Code
    -----------------------
    if there is more than 1
    -----------------------
    incorporator)
    -------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
7.  Certificate of
    --------------
    Acceptance of               I hereby accept appointment as Resident Agent for the above named corporation.
    -------------
    Appointment of              /s/ Lee Ann Brooks                                                10-22-04
    --------------              ------------------                                                --------
    Resident Agent:             Authorized Signature of R. A. pr On Behalf of R. A. Company         Date
----------------------------------------------------------------------------------------------------------------------

This form must be accompanied by appropriate fees. See attached fee schedule.

                            ARTICLES OF INCORPORATION
                                       OF
                         INTERNATIONAL DEVELOPMENT CORP.

                            CONTINUATION TO ARTICLE 4
           NAMES & ADDRESSES OF BOARD OF DIRECTORS/TRUSTEES CONTINUED:

Arthur N. Kelly     30 Denver Crescent, Suite 200 Toronto Ontario Canada M2J 1G8

Robert W. Gingell   30 Denver Crescent, Suite 200 Toronto Ontario Canada M2J 1G8

                   CONTINUATION FOR ARTICLES OF INCORPORATION
                                       FOR
                         INTERNATIONAL DEVELOPMENT CORP.
                                 (THE "COMPANY")

                                  CAPITAL STOCK


     1.     Authorized  Stock.  The  total  number  of shares of stock which the
            -----------------
Company shall have authority to issue is 900,000,000, consisting of 800,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 100,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.     Preferred  Stock.  The  Preferred  Stock  may be issued from time to
            ----------------
time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)     The  dates  at  which  dividends,  if  any,  shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.     Common  Stock.  The  Common  Stock  shall  be subject to the express
            -------------
terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.     Voting  Rights.  Except  as  may  be  provided  in these Articles of
            --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.     Denial  of  Preemptive Rights.  No stockholder of the Company shall,
            -----------------------------
by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                              ELECTION OF DIRECTORS

     1.     Number.  The  number  of directors constituting the initial Board of
            ------
Directors is three. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.     Vacancies.  Except  as  otherwise provided for herein, newly created
            ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.     Removal of Directors.  Except as otherwise provided in any Preferred
            --------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                             MEETING OF STOCKHOLDERS

     Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                               STOCKHOLDER CONSENT

     No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

                             LIMITATION OF LIABILITY

     Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

     If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                 INDEMNIFICATION

     1.     Discretionary  Indemnification.(a)  The  Company  may  indemnify any
            -------------------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or
(ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2.     Determination  of  Discretionary Indemnification.  Any discretionary
            ------------------------------------------------
indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)     By  the  stockholders;

          (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

     3.     Mandatory  Indemnification.  To the extent that a director, officer,
            --------------------------
employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification", or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.     Non-Exclusivity.  The  indemnification  and  advancement of expenses
            ---------------
authorized  in  or  ordered  by  a  court  pursuant  to  this  Article:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to
Section  1  of this Article, or for the advancement of expenses made pursuant to
Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5.     Insurance.  The Company may  purchase and maintain insurance or make
            ---------
other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

                        AMENDMENT OF CORPORATE DOCUMENTS

     1.     Articles  of  Incorporation.  Whenever  any  vote  of the holders of
            ---------------------------
voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

     Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2.     Bylaws.  In  addition  to  any affirmative vote required by law, any
            ------
change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

                 APPLICATION OF NRS 78.411 TO 78.444, INCLUSIVE

     These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.411 to 78.444, inclusive.

                                    EXISTENCE

     The  Company  is  to  have  perpetual  existence.

                                    EXHIBIT B
                                    BYLAWS OF
                        INTERNATIONAL DEVELOPMENT CORP.,
                              A NEVADA CORPORATION

                                    BYLAWS OF
                         INTERNATIONAL DEVELOPMENT CORP.


                                    ARTICLE I
                                     OFFICES

     1.1.     Resident Office.  The resident office of International Development
              ---------------
Corp. (the "Company") required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the "NRS") to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the "Articles of Incorporation").

     1.2.     Other  Offices.  The  Company  may also have offices at such other
              --------------
places both within and without the State of Nevada as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     2.1.     Place  of  Meetings.  Meetings of the Company's stockholders shall
              -------------------
be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

     2.2.     Annual  Meeting.  An  annual  meeting of the stockholders, for the
              ---------------
election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

     2.3.     Special  Meetings.  Subject  to  the  rights of the holders of any
              -----------------
series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a "Preferred Stock Designation"), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     2.4.     Notice  of  Meeting.  Written  or  printed notice of all meetings,
              -------------------
stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

     2.5.     Registered  Holders  of Shares; Closing of Share Transfer Records;
              ------------------------------------------------------------------
and  Record  Date.
-----------------

          (a)     Registered Holders as Owners.  Unless otherwise provided under
                  ----------------------------
the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

          (b)     Record  Date.  For  the  purpose  of  determining stockholders
                  ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

     If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph
7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     2.6.     Quorum of Stockholders; Adjournment.  Unless otherwise provided in
              -----------------------------------
the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7.     Voting  by  Stockholders.
              ------------------------

          (a)     Voting  on Matters Other than the Election of Directors.  With
                  -------------------------------------------------------
respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

          (b)     Voting  in  the  Election  of  Directors.  Unless  otherwise
                  ----------------------------------------
provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

          (c)     Consents  in  Lieu  of  Meeting.  Pursuant  to the Articles of
                  -------------------------------
Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

          (d)     Other.  The  Board  of  Directors,  in  its discretion, or the
                  -----
officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.     Business  to  be  Conducted  at  Annual  or  Special  Stockholder
              -----------------------------------------------------------------
Meetings. At any annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

     2.9.     Proxies.  Each  stockholder  entitled  to  vote  at  a  meeting of
              -------
stockholders  may  authorize  another person or persons to act for him by proxy.
Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

     2.10.     Approval  or  Ratification  of Acts or Contracts by Stockholders.
               ----------------------------------------------------------------
The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

     2.11.     Inspectors  of  Election.  The  Company  shall, in advance of any
               ------------------------
meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                   ARTICLE III
                                    DIRECTORS

     3.1.     Powers,  Number,  Classification  and  Tenure.
              ---------------------------------------------

          (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

          (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.2.     Qualifications.  Directors  need  not be residents of the State of
              --------------
Nevada  or  stockholders  of  the  Company.

     3.3.     Place of Meeting; Order of Business.  Except as otherwise provided
              -----------------------------------
by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4.     Regular  Meetings.  Regular  meetings  of  the  Board of Directors
              -----------------
shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

     3.5.     Special  Meetings.  Special  meetings  of  the  Board of Directors
              -----------------
shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

     3.6.     Attendance  at and Notice of Meetings.  Written notice of the time
              -------------------------------------
and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.7.     Quorum of and Action by Directors.  A majority of the directors in
              ---------------------------------
office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

     3.8.     Board  and  Committee  Action Without a Meeting.  Unless otherwise
              -----------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9.     Board and Committee Telephone Meetings.  Subject to the provisions
              --------------------------------------
required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.10.     Compensation.  Directors  shall  receive  such  compensation  for
               ------------
their  services  as  shall  be  determined  by  the  Board  of  Directors.

     3.11.     Removal.  Directors  may be removed from office in the matter set
               -------
forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

     3.12.     Committees  of  the  Board  of  Directors.
               -----------------------------------------

          (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

          (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

          (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

          (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

          (e)     Executive  Committee.  The  Board  of  Directors may create an
                  --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

          (f)     Audit  Committee.  The  Board of Directors may create an Audit
                  ----------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

          (g)     Nominating  Committee.  The  Board  of  Directors may create a
                  ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

          (h)     Compensation  Committee.  The  Board of Directors may create a
                  -----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of

Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and
(iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

     4.1.     Designation.  The  officers  of  the  Company  shall  consist of a
              -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

     4.2.     Chairman  of  the  Board.  The  Chairman of the Board shall be the
              ------------------------
Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.3.     President.  The  President shall be the Chief Operating Officer of
              ---------
the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.4.     Chief  Operating  Officer.  As  the  Chief  Operating Officer, the
              -------------------------
President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     4.5.     Vice  President.  The  Board  of  Directors  may appoint such Vice
              ---------------
Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a "Vice President"). Each Vice President shall perform such duties as the Board of

Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

     4.6.     Chief Financial Officer.  The Chief Financial Officer shall be the
              -----------------------
chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7.     Secretary.  The  Secretary  shall attend the meetings of the Board
              ---------
of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     4.8.     Treasurer.  The  Treasurer shall have the custody of the Company's
              ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.     Controller.  The  Controller,  if  there  is  one,  shall maintain
              ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.     Assistant  Secretaries.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.     Assistant  Treasurers.  Assistant  Treasurers,  if  there be any,
               ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.     Assistant  Controllers.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.     Other  Officers.  Such  other  officers as the Board of Directors
               ---------------
may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.     Vacancies.  Whenever  any  vacancies shall occur in any office by
               ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.     Removal.  Any  officer  or agent of the Company may be removed by
               -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.16.     Action  with Respect to Securities of Other Corporations.  Unless
               --------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

     5.1.     Certificates  for  Shares.  The  certificates  for  shares  of the
              -------------------------
capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

     5.2.     Multiple  Classes of Stock.  As the Company is authorized to issue
              --------------------------
more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     5.3.     Transfer  of  Shares.  The shares of stock of the Company shall be
              --------------------
transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

     5.4.     Ownership  of  Shares.  As  the  Company  is entitled to treat the
              ---------------------
holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

     5.5.     Regulations  Regarding Certificates.  The Board of Directors shall
              -----------------------------------
have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

     5.6.     Lost  or  Destroyed  Certificates.  The  Board  of  Directors  may
              ---------------------------------
determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1.     General.  The  Company  shall  indemnify  its directors, officers,
              -------
employees,  agents  and  others  as  provided  in the Articles of Incorporation.

     6.2.     Request  for  Indemnification.  A party requesting indemnification
              -----------------------------
(the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

     6.3.     Extension  of  Rights.  No amendment, alteration or repeal of this
              ---------------------
Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

     6.4.     Insurance  and Subrogation.  The Company shall not be liable under
              --------------------------
the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     6.5.     Severability.  If  any  provision or provisions of this Article VI
              ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.6.     Notices.  Promptly  after  receipt  by the Indemnitee of notice of
              -------
the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7.     Contractual  Rights.  The  right  to  be  indemnified  or  to  the
              -------------------
advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1.     Bylaw  Amendments.  These Bylaws may be amended as provided in the
              -----------------
Articles  of  Incorporation.

     7.2.     Books  and  Records.  The  Company shall keep books and records of
              -------------------
account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

     7.3.     Notices;  Waiver of Notice.  Whenever any notice is required to be
              --------------------------
given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     7.4.     Resignations.  Any  director  or  officer  may resign at any time.
              ------------
Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     7.5.     Seal.  The  seal of the Company shall be in such form as the Board
              ----
of  Directors  may  adopt.

     7.6.     Fiscal  Year.  The  fiscal year of the Company shall be determined
              ------------
by  a  resolution  adopted  by  the  Board  of  Directors.

     7.7.     Facsimile  Signatures.  In  addition to the provisions for the use
              ---------------------
of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

     7.8.     Reliance  upon Books, Reports and Records.  Each director and each
              -----------------------------------------
member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

     8.1.     Adoption.  These  Bylaws were adopted by the Board of Directors as
              --------
of  _______  ,  2004.

                                  ATTACHMENT C
        CERTIFICATE OF DESIGNATION ESTABLISHING SERIES OF PREFERRED STOCK

[GRAPHIC OMITED]

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: SECRETARYOFSTATE.BIZ


-------------------------------------------------

           Certificate of Designation
           (PURSUANT TO NRS 78.1955)

-------------------------------------------------

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                           CERTIFICATE OF DESIGNATION
                           --------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------
                            (PURSUANT TO NRS 78.1955)

1.   Name of corporation:
--------------------------------------------------------------------------------
INTERNATIONAL DEVELOPMENT CORP.

--------------------------------------------------------------------------------
2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

--------------------------------------------------------------------------------
Series A Preferred Stock to consist of 1,000,000 shares:
1. Dividends. Except as provided herein, the holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A Preferred Stock or the common stock of the Company, par value $0.001 per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Series A Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties. (CONTINUATION ATTACHED)

--------------------------------------------------------------------------------

                                         ---------------------------------------
3.   Effective date of filing (optional):
                                         ---------------------------------------
                                          (must not be later than 90 days after
                                                 the certificate is filed)

4.   Officer Signature:
                        --------------------------------------------------

FILING FEE: $175.00

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

     SUBMIT  IN  DUPLICATE


     This form must be accompanied by appropriate fees. See attached fee schedule.


                           Nevada Secretary of State AM 78.1955 Designation 2003
                                                            Revised on: 11/03/03

                         INTERNATIONAL DEVELOPMENT CORP
                 CONTINUATION FOR THE CERTIFICATE OF DESIGNATION
                                     FOR THE
                            SERIES A PREFERRED STOCK


     2.  Liquidation  Rights. Upon the dissolution, liquidation or winding up of
         -------------------
the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As use herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

          (b) After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     3.  Conversion of Series A Preferred Stock.  At  any  time,  the  holder of
         --------------------------------------
shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)  Conversion  Right. Subject to adjustment as provided herein, each
               -----------------
share of the Series A Preferred Stock shall be convertible into 200 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

          (b)  Adjustment  of  Conversion Rate for Dilution and Other Events. In
               -------------------------------------------------------------
order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i) Adjustment of Conversion Rate upon Subdivision or Combination
                   -------------------------------------------------------------
of  the Common Stock. If the Company at any time subdivides the Common Stock (by
--------------------
any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased.

               (ii)  Reorganization, Reclassification, Consolidation, Merger, or
                     -----------------------------------------------------------
Sale.  Any  recapitalization,  reorganization,  reclassification, consolidation,
----
merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred

Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii)  Notices. Immediately upon any adjustment of the Conversion
                      -------
Rate, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)  Purchase  Rights.  If  at  any time the Company grants, issues or
               ----------------
sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)  Mechanics  of  Conversion.  To  convert  shares  of  the Series A
               -------------------------
Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e) Record Holder. The person or persons entitled to receive shares of
              -------------
the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)  Fractional Shares. The Company shall not be required to issue any
               -----------------
fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)  Reissuance  of Certificates. In the event of a conversion of less
               ---------------------------
than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

     4.  Reservation  of Shares. The Company shall, so long as any of the shares
         ----------------------
of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

     5.  Preferred Status. The rights of the shares of the Common Stock shall be
         ----------------
subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     6.  Restriction on Dividends. If any shares of the Series A Preferred Stock
         ------------------------
are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

     7.  Vote  to Change the Terms of the Series A Preferred Stock.  Without the
         ---------------------------------------------------------
prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

     8.  Lost  or  Stolen Certificates.  Upon receipt by the Company of evidence
         -----------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

      9. Voting. On all matters submitted to a vote of the holders of the Common
         ------
Stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by the number of shares of the Common Stock each such share of the Series A Preferred Stock shall then be convertible into pursuant to the terms Paragraph 4 hereof.

                                                                    ATTACHMENT A

                         INTERNATIONAL DEVELOPMENT CORP.
                                CONVERSION NOTICE

     In accordance with and pursuant to the provisions of the Certificate of Designation Establishing Series A Preferred Stock of International Development Corp., the undersigned hereby elects to convert the number of shares of Series A Preferred Stock, par value $0.001 per share, of International Development Corp. (the "Company") indicated below into shares of the Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of the Series A Preferred Stock hereinafter described as of the date specified below.

The undersigned acknowledges that the securities issuable to the undersigned upon conversion of shares of the Series A Preferred Stock may not be sold, pledged, hypothecated or otherwise transferred unless such securities are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the securities to be issued upon any conversion of the shares of the Series A Preferred Stock:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Date of Conversion:______________________

Number of shares of the Series A Preferred Stock to be converted:

_________________________________________

Stock certificate no(s). of the shares of the Series A Preferred Stock to be converted:
__________________________

Conversion Rate:_________________________

Number of shares of the Common Stock to be issued:

_________________________________________

Name in which shares of the Common Stock are to be issued:

____________________________________

____________________________________
Signature

____________________________________
Printed  Name  and  Address

                                  ATTACHMENT D
                      SECTION 262 OF THE DELAWARE STATUTES

SEC.  262.  APPRAISAL  RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sec. 251 (other than a merger effected pursuant to Sec. 251(g) of this title), Sec. 252, Sec. 254, Sec. 257, Sec. 258, Sec. 263 or Sec. 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Sec. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sec.Sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e)  of  this  section,  shall  apply  as  nearly  as  is  practicable.

     (d)  Appraisal  rights  shall  be  perfected  as  follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Sec. 228 or Sec. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, Sec. 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, Sec. 24; 57 Del. Laws, c. 148,
Sec.Sec.  27-29;  59  Del. Laws, c. 106, Sec. 12; 60 Del. Laws, c. 371, Sec.Sec.
3-12; 63 Del. Laws, c. 25, Sec. 14; 63 Del. Laws, c. 152, Sec.Sec. 1, 2; 64 Del.
Laws,  c.  112,  Sec.Sec.  46-54;  66 Del. Laws, c. 136, Sec.Sec. 30-32; 66 Del.
Laws,  c.  352,  Sec. 9; 67 Del. Laws, c. 376, Sec.Sec. 19, 20; 68 Del. Laws, c.
337, Sec.Sec. 3, 4; 69 Del. Laws, c. 61, Sec. 10; 69 Del. Laws, c. 262, Sec.Sec.
1-9;  70  Del. Laws, c. 79, Sec. 16; 70 Del. Laws, c. 186, Sec. 1; 70 Del. Laws,
c. 299, Sec.Sec. 2, 3; 70 Del. Laws, c. 349, Sec. 22; 71 Del. Laws, c. 120, Sec.
15; 71 Del. Laws, c. 339, Sec.Sec. 49-52; 73 Del. Laws, c. 82, Sec. 21.)